Exhibit 4.3

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                             Headwaters Incorporated

                                       TO

                                   [        ]
                                     Trustee




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                                    Indenture

                         Dated as of ____________, 2002


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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions................................................1
Section 102.      Compliance Certificates and Opinions.......................9
Section 103.      Form of Documents Delivered to Trustee.....................9
Section 104.      Acts of Holders...........................................10
Section 105.      Notices, Etc. to Trustee and Company......................11
Section 106.      Notice to Holders; Waiver.................................11
Section 107.      Conflict With Trust Indenture Act.........................12
Section 108.      Effect of Headings and Table of Contents..................12
Section 109.      Successors and Assigns....................................12
Section 110.      Separability Clause.......................................12
Section 111.      Benefits of Indenture.....................................12
Section 112.      Governing Law.............................................13
Section 113.      Legal Holidays............................................13
Section 114.      Rules by Trustee and Agents...............................13
Section 115.      No Recourse Against Others................................13

                                   ARTICLE II

                                 SECURITY FORMS

Section 201.      Forms Generally...........................................13
Section 202.      Form of Trustee's Certificate of Authentication...........14


                                   ARTICLE III

                                 THE SECURITIES

Section 301.      Amount Unlimited; Issuable in Series......................14
Section 302.      Denominations.............................................19
Section 303.      Execution, Authentication, Delivery and Dating............19
Section 304.      Temporary Securities......................................21
Section 305.      Registration, Registration of Transfer and Exchange.......22

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Section 306.      Mutilated, Destroyed, Lost and Stolen Securities..........23
Section 307.      Payment of Interest; Interest Rights Preserved............24
Section 308.      Persons Deemed Owners.....................................25
Section 309.      Cancellation..............................................26
Section 310.      Computation of Interest...................................26
Section 311.      Global Securities; Exchanges; Registration and
                    Registration of Transfer................................26
Section 312.      Extension of Interest Payment.............................28


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture...................28
Section 402.      Application of Trust Money................................29
Section 403.      Satisfaction, Discharge and Defeasance of
                    Securities of Any Series................................30


                                    ARTICLE V

                                    REMEDIES

Section 501.      Events of Default.........................................31
Section 502.      Acceleration of Maturity; Rescission and Annulment........33
Section 503.      Collection of Indebtedness and Suits for Enforcement
                    by Trustee..............................................34
Section 504.      Trustee May File Proofs of Claim..........................35
Section 505.      Trustee May Enforce Claims Without Possession of
                    Securities or Coupons...................................35
Section 506.      Application of Money Collected............................36
Section 507.      Limitation on Suits.......................................36
Section 508.      Unconditional Right of Holders to Receive Principal,
                    Premium and Interest....................................37
Section 509.      Restoration of Rights and Remedies........................37
Section 510.      Rights and Remedies Cumulative............................37
Section 511.      Delay or Omission Not Waiver..............................37
Section 512.      Control by Holders........................................37
Section 513.      Waiver of Past Defaults...................................38
Section 514.      Undertaking for Costs.....................................38
Section 515.      Waiver of Stay or Extension Laws..........................39

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                                   ARTICLE VI

                                   THE TRUSTEE

Section 601.      Certain Duties and Responsibilities.......................39
Section 602.      Notice of Defaults........................................40
Section 603.      Certain Rights of Trustee.................................40
Section 604.      Not Responsible for Recitals or Issuance of
                    Securities..............................................42
Section 605.      May Hold Securities.......................................42
Section 606.      Money Held in Trust.......................................42
Section 607.      Compensation and Reimbursement............................42
Section 608.      Disqualification; Conflicting Interests...................43
Section 609.      Corporate Trustee Required; Eligibility...................43
Section 610.      Resignation and Removal; Appointment of Successor.........43
Section 611.      Acceptance of Appointment by Successor....................45
Section 612.      Merger, Conversion, Consolidation or Succession
                    to Business.............................................46
Section 613.      Preferential Collection of Claims Against Company.........46
Section 614.      Appointment of Authenticating Agent.......................46


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.      Company to Furnish Trustee Names and Addresses
                    of Holders..............................................48
Section 702.      Preservation of Information; Communications
                    to Holders..............................................49
Section 703.      Reports by Trustee........................................50
Section 704.      Reports by Company........................................51


                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.      Company May Consolidate, Etc. Only on Certain Terms.......52
Section 802.      Successor Corporation Substituted.........................52


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures Without Consent of Holders........53
Section 902.      Supplemental Indentures With Consent of Holders...........54

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Section 903.      Execution of Supplemental Indentures......................56
Section 904.      Effect of Supplemental Indentures.........................57
Section 905.      Conformity With Trust Indenture Act.......................57
Section 906.      Reference in Securities to Supplemental Indentures........57
Section 907.      Revocation and Effect of Consents.........................57
Section 908.      Modification Without Supplemental Indenture...............58


                                    ARTICLE X

                                    COVENANTS

Section 1001.     Payment of Principal, Premium and Interest................58
Section 1002.     Maintenance of Office or Agency...........................59
Section 1003.     Money for Securities Payments to Be Held in Trust.........60
Section 1004.     Corporate Existence.......................................61
Section 1005.     Defeasance of Certain Obligations.........................61
Section 1006.     Statement by Officers as to Default.......................63
Section 1007.     Waiver of Certain Covenants...............................63
Section 1008.     Maintenance of Properties.................................64


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 1101.     Applicability of Article..................................64
Section 1102.     Election to Redeem; Notice to Trustee.....................64
Section 1103.     Selection by Trustee of Securities to Be Redeemed.........65
Section 1104.     Notice of Redemption......................................65
Section 1105.     Securities Payable on Redemption Date.....................67
Section 1106.     Securities Redeemed in Part...............................67


                                   ARTICLE XII

                                  SINKING FUNDS

Section 1201.     Applicability of Article..................................67
Section 1202.     Satisfaction of Sinking Fund Payments With
                    Securities..............................................68
Section 1203.     Redemption of Securities for Sinking Fund.................68

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                                  ARTICLE XIII

                  REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

Section 1301.     Applicability of Article..................................68
Section 1302.     Notice of Repayment Date..................................68
Section 1303.     Securities Payable on Repayment Date......................70
Section 1304.     Securities Repaid in Part.................................70

                                       v
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         INDENTURE, dated as of [            ], 2002, between HEADWATERS
INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at
11778 South Election Road, Suite 210, Draper, Utah 84020, and [            ]
(herein called the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (each herein called a "Security" or collectively the "Securities"), in an unlimited aggregate principal amount to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires;

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture;

                  (4) the word "or" is not exclusive; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

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         Certain terms, used principally in Article VI, are defined in that
Article.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

         "Authorized Newspaper" means a newspaper of general circulation, in an official language of the country of publication or in the English language, customarily published on a daily basis (including newspapers published on a daily basis except not published on Legal Holidays, as defined in Section 113) in such country. Whenever successive weekly publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

         "Authorized Officer" means the Chairman of the Board, its Vice Chairman, the President, any Senior Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any other officer or agent of the Company duly authorized by the Board of Directors to act in respect of matters relating to this Indenture.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment or any other particular location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment such other location, or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law to close, except as may be otherwise specified as contemplated by Section 301.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

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         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered
and, with respect to [               ], shall be located in [             ].

         "Corporation" includes corporations, associations, joint stock companies, limited liability companies and business trusts.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depository" means, with respect to any series of Securities issuable or issued in the form of a Global Security, an entity named as such in the Indenture, or, if no entity is so named, an entity, if any, named by the Company as such by Board Resolution, or its successor. The Depository is the entity which holds a Global Security, if any, and operates the computerized book-entry system through which ownership interests in the Securities are recorded. Such entity shall at all times be a registered clearing agency under the Securities Exchange Act of 1934, as amended, and in good standing thereunder or, in the case of an entity that holds a Global Security issued outside of the United States, such entity shall at all times be in compliance with any applicable registration requirements and in good standing under application regulations.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

         "Eligible Obligations" means:

         (a) with respect to Securities denominated in Dollars, U.S. Government Obligations; or

         (b) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities, as contemplated by Section 301(24).

         "Event of Default" has the meaning specified in Section 501.

         "Global Security" means a Security, if any, issued to evidence all or a part of a series of Securities in accordance with Section 301.

         "Holder" means the bearer of an Unregistered Security or coupon appertaining thereto or a Person in whose name a Registered Security is registered in the Security Register or the Person who is the record owner of any ownership interests in a Global Security.

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         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

         "Interest", when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, upon call for redemption, exercise of repayment option or otherwise.

         "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of, or counsel for, the Company or an Affiliate of the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities or portions thereof for whose payment or redemption (a) money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or (b) Eligible Obligations as contemplated by Sections 401 and 403 in the necessary amount have been theretofore deposited with the Trustee, in trust, for the Holders of such Securities (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for purposes of this Indenture or otherwise), provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

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                  (c) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder,

         (w) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns (i) all Securities Outstanding under this Indenture or (ii) except for the purposes of actions to be taken by Holders of more than one series or Tranche voting as a class, all Outstanding Securities of each such series and each such Tranche, as the case may be, determined without regard to this clause) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor;

         (x) in determining whether the Holders of the requisite principal amount of Securities of any series or Tranche have concurred in any direction, waiver or consent, the principal amount of Original Issue Discount Securities that shall be deemed to be outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 502;

         (y) in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid; and

         (z) the principal amount of any Security which is denominated in a currency other than Dollars or in a composite currency that shall be deemed to be Outstanding for such purposes shall be the amount of Dollars that could have been purchased by the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent on the date determined as set forth below of the amount determined as provided in (x) above) of such currency or composite currency evidenced by such Security, in each such case certified to the Trustee in an Officer's Certificate based (i) on the average of the mean of the buying and selling spot rates quoted by three banks which are members of the New York Clearing House Association selected by the Company in effect at 11:00 A.M. (New York time) in The City of New York on the

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         fifteenth Business Day preceding any such determination or (ii) if on such fifteenth Business Day it is not possible or practicable to obtain such quotations from such three banks, on such other quotations or alternative methods of determination that shall be as consistent as practicable with the method set forth in (i) above.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Periodic Offering" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, all as contemplated in Section 301 and clause
(2) of Section 303.

         "Person" means any individual, corporation, partnership, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, or any Tranche thereof, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series or Tranche are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to Section 301 of this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture, exclusive of accrued and unpaid interest, if any.

         "Registered Security" means any Security issued hereunder and registered by the Security Registrar or any recorded interest in a Global Security issued hereunder.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Repayment Date", when used with respect to any Security of any series to be repaid or repurchased, means the date, if any, fixed for such repayment or for such repurchase (whether at the option of the Holders or otherwise) pursuant to Section 301 of this Indenture.

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         "Repayment Price", when used with respect to any Security of any series to be repaid, means the price, if any, at which it is to be repaid pursuant to
Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department or any other successor group of the Trustee, including any vice president, assistant vice president, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Security or Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Securities" means Securities other than Subordinated
Securities.

         "series" or "series of Securities" means a series of Securities issued under this Indenture as determined by Board Resolution or as otherwise determined under this Indenture, and except as otherwise provided in Section 608.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subordinated Securities" means Securities that by the terms established pursuant to Subsection 301(10) are subordinate to any specified debt of the Company.

         "Subsidiary" means (i) any corporation, association or other business entity of which more than 50% of the outstanding total voting stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or (ii) any partnership the sole general partner or the managing general partner of which is the Company or a Subsidiary of the Company or the only general partners of which are the Company or of one or more Subsidiaries of the Company (or any combination thereof). For the purposes of this definition, "voting stock" means, in the case of a corporation, stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of capital stock has such voting power by reason of any contingency, in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Tranche" means a group of Securities which (a) are of the same series and (b) have identical terms except as to principal amount or date of issuance.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have been appointed with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

         "U.S. Government Obligations" means (a) direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States and (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

         "U.S. Person" means a citizen, national or resident of the United States, a corporation, partnership, limited liability company, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         "Unregistered Security" means any Security issued hereunder which is not a Registered Security.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Yield to Maturity" means the yield to maturity, calculated by the Company at the time of issuance of a series of Securities or, if applicable, at the most recent determination of interest on such series in accordance with accepted financial practice.

         Section 102. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 704(4)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of Unregistered Securities, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner acceptable to the Trustee.

                  (c) The amount of Unregistered Securities held by any Person executing any such instrument or writings as the Holder thereof, and the numbers of such Unregistered Securities, and the date of his holding the same, may be proved by the production of such Unregistered Securities or by a certificate executed, as depositary, by any trust company, bank, banker or member of a national securities exchange (wherever situated), if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as the Holder thereof, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Company may assume that such ownership of any Unregistered Securities continues until (1) another certificate bearing a later date issued in respect of the same Unregistered Securities is produced, or (2) such Unregistered Securities are produced by some other Person, or (3) such Unregistered Securities are registered as to principal or are surrendered in exchange for Unregistered Securities, or (4) such Unregistered Securities are no longer Outstanding.

                  (d) The fact and date of execution of any such instrument or writing and the amount and number of Unregistered Securities held by the Person so executing such instrument or writing may also be proved in any other manner that the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (e) The principal amount (except as otherwise contemplated in clause (x) of the proviso to the definition of "Outstanding") and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (g) The Company may set a record date for purposes of determining the identity of Holders of any Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by
Section 512 or 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

                  (h) If the Company solicits from Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date.

         Section 105. Notices, Etc. to Trustee and Company. Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: [               ], [               ], or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106. Notice to Holders; Waiver. Except as otherwise expressly provided herein, where this Indenture provides for notice of any event or reports to Holders, such notice or report shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder of Registered Securities affected by such event, at the address of such Holder as it appears in the Security Register and to addresses filed with the Trustee or preserved on the Trustee's list pursuant to Section 702(a) for other Holders (and to such other addressees as may be required in the case of such notice or report under
Section 313(c) of the Trust Indenture Act), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or report.

         In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         Notice shall be sufficiently given to Holders of Unregistered Securities if published in an Authorized Newspaper in each of The City of New York and, if such Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located, or in such other city or cities as may be specified in the Securities, once in each of two different calendar weeks, the first publication to be not earlier than the earliest date, and not later than the last date, if any, prescribed for the giving of such notice.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause is impracticable to give such notice by mail, then such notification that is made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         If it is impractical in the opinion of the Trustee or the Company to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof that is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

         Section 107. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the Trust Indenture Act, the imposed duties shall control.

         Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110. Separability Clause. In case any provision in this Indenture or in the Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto (including any Paying Agent appointed pursuant to Section 1002 and

Authenticating Agent appointed pursuant to Section 614 to the extent provided herein) and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         Section 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security is not a Business Day at any Place of Payment or the city in which the Corporate Trust Office of the Trustee is located, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or any Tranche thereof, or in the Board Resolution or Officer's Certificate that establishes the terms of such Securities or Tranche, that specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, Repayment Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

         Section 114. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or at a meeting of Holders of one or more series. The Paying Agent or Security Registrar may make reasonable rules and set reasonable requirements for its functions.

         Section 115. No Recourse Against Others. No past, present or future director, officer, stockholder or employee, as such, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the execution of this Indenture and the issue of the Securities.


                                   ARTICLE II

                                 SECURITY FORMS

         Section 201. Forms Generally. The Securities of each series and related coupons, if any, shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. When the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         If required or appropriate under applicable law, Unregistered Securities and their coupons must have the following statement on their face:
"Any United States person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code". If required or appropriate under applicable law, Unregistered Securities and their coupons must have the following statement on their face: "By accepting this obligation, the Holder represents and warrants that it is not a U.S. Person (other than an exempt recipient described in section 6049(b)(4) of the Internal Revenue Code and the regulations thereunder) and that it is not acting for or on behalf of a U.S. Person (other than an exempt recipient described in section 6049(b)(4) of the Internal Revenue Code and the regulations thereunder)."

         The definitive Securities shall be produced in such manner or combination of manners, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 202. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.


                                           [                  ]
                                           as Trustee



                                           By __________________________________
                                                Authorized Officer


                                   ARTICLE III

                                 THE SECURITIES

         Section 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There may be Registered Securities and Unregistered Securities within a series. Registered and Unregistered Securities may be in temporary or permanent global form. Unregistered Securities may be issued with or without coupons attached. Unregistered Securities may be subject to such restrictions, and contain such legends, as may be required by United States laws and regulations. Subject to the last paragraph of this Section, there shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1305 and except for any Securities that, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the price or prices (expressed as a percentage of the principal amount thereof) at which the securities will be issued and the date or dates on which the principal (and premium, if any) of the Securities of the series, or any Tranche thereof, is payable;

                  (4) the date or dates on which the principal of the Securities of such series, or any Tranche thereof, is payable or any formula or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

                  (5) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formula or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 312; and the basis of computation of interest, if other than as provided in Section 310;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series, or any Tranche thereof, shall be payable, any Registered Securities of the series, or any Tranche thereof, may be surrendered for registration of transfer, Securities of the series, or any Tranche thereof, may be surrendered for exchange, and where notices and demands to or upon the Company in respect of the Securities of the series, or any Tranche thereof, and this Indenture may be served and notices to Holders pursuant to Section 106 will be published; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and if such is the case, that the principal of such Securities shall be payable without presentment or surrender thereof;

                  (7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series, or any Tranche thereof, pursuant to any sinking fund or analogous provisions and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series, or any Tranche thereof, shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the obligation, if any, of the Company to offer to repay or repurchase Securities of the series, or any Tranche thereof, in circumstances described therein, and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series, or any Tranche thereof, shall be repaid or repurchased, in whole or in part, at the option of the Holders;

                  (10) the terms, if any, on which the Securities of such series will be subordinate in right and priority of payment to other debt of the Company;

                  (11) the right, if any, of the Company to execute and deliver to the Trustee, and to direct the Trustee to authenticate and deliver in accordance with a Company Order, a Security of any series, or any Tranche thereof, in lieu of or in exchange for any Securities of such series, or any Tranche thereof, cancelled upon redemption or repayment;

                  (12) the denominations in which any Registered Securities of the series, or any Tranche thereof, shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Unregistered Securities of the series, or any Tranche thereof, shall be issuable, if other than the denomination of $5,000;

                  (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series, or any Tranche thereof, that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (14) whether Securities of the series are to be issuable as Registered Securities, Unregistered Securities, or both, whether Securities of the series are to be issuable with or without coupons, whether any Securities of the series are to be issuable initially in temporary global form (and, if so, the identity of the depositary for such Securities) and the circumstances under which such Securities in temporary global form may be exchanged for definitive Securities, and whether any Securities of the series are to be issuable in permanent global form (and, if so, the identity of the depositary for such Securities) with or without coupons and, if so, whether beneficial owners of interests in any such permanent Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
         Section 311;

                  (15) whether and under what circumstances the Company will pay additional amounts on the Securities of that series held by a person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

                  (16) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of the series, or any Tranche thereof, shall be payable (if other than the currency of the United States of America) and the formula or other method or other means by which the equivalent of any such amount in Dollars is to be determined for any purpose, including for the purpose of determining the principal amount of such Securities deemed to be Outstanding at any time;

                  (17) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (18) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formula or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

                  (19) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to paragraph (5) of this Section;

                  (20) the form or forms of the Securities, including such legends as may be required by United States laws or regulations, the form of any coupons or temporary Global Security, if any, which may be issued and the forms of any certificates which may be required hereunder or under United States laws or regulations in connection with the offering, sale, delivery or exchange of Unregistered Securities, if any;

                  (21) the Person to whom any interest on any Registered Security of the series, or any Tranche thereof, shall be payable, if other than the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest, and the manner in which, or the Person to whom, any interest on any Unregistered Security of the series, or any Tranche thereof, shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary or permanent Global Security on an interest payment date will be paid;

                  (22) any Events of Default, in addition to those specified in
         Section 501, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, or any Tranche thereof, in addition to those set forth in Article X;

                  (23) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

                  (24) the obligations or instruments, if any, that shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 401;

                  (25) any exceptions to Section 113, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

                  (26) any collateral security, assurance or guarantee for the Securities of such series;

                  (27) the non-applicability of Section 608 to the Securities of such series or any exceptions or modifications of Section 608 with respect to the Securities of such series;

                  (28) any rights or duties of another Person to assume the obligations of the Company with respect to the Securities of such series (whether as joint obligor, primary obligor, secondary obligor or substitute obligor) and any rights or duties to discharge and release any obligor with respect to the Securities of such series or this Indenture to the extent related to such series;

                  (29) if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof; and

                  (30) any other terms, conditions and rights of the series (which terms, conditions and rights shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series and the coupons appertaining to any Unregistered Securities of such series shall be substantially identical except in the case of Registered Securities as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such indenture supplemental hereto and as reasonably acceptable to the Trustee. Securities of different series may differ in any respect.

         If the terms and form or forms of any series of Securities are established by or pursuant to a Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such series with (1) the form or forms of Security that have been approved attached thereto, or (2) if such Board Resolution authorizes a specific officer or officers to approve the terms and form or forms of the Securities, a certificate of such officer or officers approving the terms and form or forms of Security with such form or forms of Securities attached thereto. Such Board Resolution or certificate may provide general terms or parameters for Securities of any series and may provide that the specific terms of particular Securities of a series may be determined in accordance with or pursuant to the Company Order referred to in
Section 303 hereof.

         With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the Board Resolution that establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or Board Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

         Unless otherwise specified with respect to a series of Securities pursuant to paragraph (2) of this Section, any limit upon the aggregate principal amount of a series of Securities may be increased without the consent of any Holders and additional Securities of such series may be authenticated and delivered up to the limit upon the aggregate principal amount authorized with respect to such series as so increased.

         Section 302. Denominations. The Securities of each series shall be issuable in registered or unregistered form with or without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof and the Unregistered Securities of the series shall be issuable in denominations of $5,000 and any integral multiple thereof.

         Section 303. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board and Chief Executive Officer, its President, its Senior Vice President, Finance, or its Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The coupons, if any, of Unregistered Securities shall bear the manual or facsimile signature of any one of the officers or assistant officers referred to in the first sentence of this Section.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities provided, however, that, with respect to Securities of a series subject to a Periodic Offering, (a) such Company Order may be delivered by the Company to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, all pursuant to a Company Order or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by Company Order or pursuant to such procedures and (d) if provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing.

         In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) that such form of Securities has been established in conformity with the provisions of this Indenture;

                  (b) that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         Notwithstanding the provisions of Section 301 and of the preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Each Registered Security shall be dated the date of its authentication and each Unregistered Security shall be dated the date of its original issuance.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature and no coupon shall be valid until the Security to which it appertains has been so authenticated, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, until the Company has delivered an Officer's Certificate to the Trustee and the Security Registrar stating that, as a result of the action described, the Company would not suffer adverse consequences under the provisions of United States law or regulations in effect at the time of the delivery of Unregistered Securities, the Trustee or the Security Registrar will (i) deliver Unregistered Securities only outside the United States and its possessions and (ii) release Unregistered Securities in definitive form to the person entitled to physical delivery thereof only upon presentation of a certificate in the form prescribed by the Company.

         Section 304. Temporary Securities. Pending the preparation of definitive Registered Securities of any series (including Global Securities), the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every temporary Registered Security shall be executed by the Company and authenticated by the Trustee, and registered by the Security Registrar, upon the same conditions, and with like effect, as a definitive Registered Security.

         If temporary Securities of any series are issued, the Company will cause definitive Registered Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Registered Securities of such series, the temporary Registered Securities of such series shall be exchangeable for definitive Registered Securities of such series upon surrender of the temporary Registered Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Registered Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Registered Securities of the same series of authorized denominations. Until so exchanged the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

         Until definitive Unregistered Securities of any series (including Global Securities) are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate one or more temporary Unregistered Securities, which may have coupons attached or which may be in the form of one or more temporary Global Unregistered Securities of that series without coupons. The temporary Unregistered Security or Securities of any series shall be substantially in the form approved by or pursuant to a Board Resolution and shall be delivered to one of the Paying Agents located outside the United States and its possessions or to such other person or persons as the Company shall direct against such certification as the Company may from time to time prescribe by or pursuant to a Board Resolution. The temporary Unregistered Security or Securities of a series shall be executed by the Company and authenticated by the Trustee upon the same conditions, and with like effect, as a definitive Unregistered Security of such series, except as provided herein or in the Board Resolution or supplemental Indenture relating thereto. A temporary Unregistered Security or Securities shall be exchangeable for definitive Unregistered Securities at the time and on the conditions, if any, specified in the temporary Security.

         Upon any exchange of a part of a temporary Unregistered Security of a series for definitive Unregistered Securities of such series, the temporary Unregistered Security shall be endorsed by the Trustee or Paying Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of the definitive Unregistered Securities of such series so exchanged and endorsed.

         Section 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Except in the case of Securities issued in the form of a Global Security, upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

         If both Registered and Unregistered Securities are authorized for a series of Securities and the terms of such Securities permit, (i) Unregistered Securities may be exchanged for an equal principal amount of Registered or Unregistered Securities of the same series and date of maturity in any authorized denominations upon delivery to the Security Registrar (or a Paying Agent (as herein defined), if the exchange is for Unregistered Securities) of the Unregistered Security with all unmatured coupons and all matured coupons in default appertaining thereto and if all other requirements of the Security Registrar (or such Paying Agent) and such Securities for such exchange are met, and (ii) Registered Securities, other than Securities issued in the form of a Global Security (except as provided in Section 311), may be exchanged for an equal principal amount of Unregistered Securities of the same series and date of maturity in any authorized denominations (except that any coupons appertaining to such Unregistered Securities which have matured and have been paid shall be detached) upon delivery to the Security Registrar of the Registered Securities and if all other requirements of the Security Registrar and such Securities for such exchange are met.

         Notwithstanding the foregoing, the exchange of Unregistered Securities for Registered Securities or Registered Securities for Unregistered Securities will be subject to the satisfaction of the provisions of United States law and regulations in effect at the time of such exchange, and no exchange of Registered Securities for Unregistered Securities will be made until the Company has notified the Trustee in an Officer's Certificate and the Security Registrar that, as a result of such exchange, the Company would not suffer adverse consequences under such law or regulations.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in a Board Resolution or an Officer's Certificate pursuant to a Board Resolution, or in an indenture supplemental hereto, with respect to Securities of any series, or any Tranche thereof, no service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1106 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. Unregistered Securities or any coupons appertaining thereto shall be transferable by delivery thereof.

         Section 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or a Security with a mutilated coupon or coupons appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Registered Security, if such surrendered security was a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was an Unregistered Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or any coupon or coupons appertaining thereto, and (ii) such bond, security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security or any coupon or coupons appertaining thereto has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, a replacement Registered Security, if such Holder's claim pertains to a Registered Security, or a replacement Unregistered Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Unregistered Security or the Unregistered Security to which such destroyed, lost or stolen coupon or coupons appertains, if such Holder's claim pertains to an Unregistered Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security or any coupon or coupons appertaining thereto has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or any coupon or coupons appertaining thereto.

         Upon the issuance of any new Security under this Section or any coupon or coupons appertaining thereto, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security or any coupon or coupons appertaining thereto of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or any coupon or coupons appertaining thereto shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or any coupon or coupons appertaining thereto is at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or any coupon or coupons appertaining thereto of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or any coupon or coupons appertaining thereto.

         Section 307. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case an Unregistered Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency of the Company in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Unregistered Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such coupon when due in accordance with provisions of this Indenture.

         Any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case an Unregistered Security of any series is surrendered at the office or agency of the Company in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Unregistered Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Registered Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Registered Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Registered Security.

         Subject to the limitations set forth in Section 1002, the Holder of any coupon appertaining to an Unregistered Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 1002.

         Section 308. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 301 and Section 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Ownership of Registered Securities of a series shall be proved by the computerized book-entry system of the Depository in the case of Registered Securities issued in the form of a Global Security. Ownership of Unregistered Securities may be proved by the production of such Unregistered Securities or by a certificate or affidavit executed by the person holding such Unregistered Securities or by a depository with whom such Unregistered Securities were deposited, if the certificate or affidavit is satisfactory to the Trustee and the Company. The Company, the Trustee and any agent of the Company may treat the bearer of any Unregistered Security or coupon and the person in whose name a Registered Security is registered as the absolute owner thereof for all purposes.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 309. Cancellation. Except as otherwise specified as contemplated by Section 301 for Securities of any series, all Securities and coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not theretofore cancelled, shall be promptly cancelled by it. Except as otherwise specified as contemplated by Section 301 for Securities of any series, the Company may at any time deliver to the Trustee for cancellation any Securities or coupons previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever or that the Company has not issued and sold, and all Securities or coupons so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities or coupons cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities or coupons held by the Trustee shall be destroyed and the Trustee shall furnish an affidavit to the Company (setting forth the serial numbers of such Securities) attesting to such destruction unless by a Company Order the Company shall direct that the cancelled Securities or coupons be returned to it.

         Section 310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

         Section 311. Global Securities; Exchanges; Registration and Registration of Transfer. If specified as contemplated by Section 301, the Securities may be issued in the form of one or more Global Securities, which shall be deposited with the Depository, and, unless otherwise specified in the form of Global Security adopted pursuant to Section 301, be registered in the name of the Depository's nominee.

         Except as otherwise specified as contemplated by Section 301, any permanent Global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent Global Security are entitled to exchange such interests for Securities of such series of like tenor and principal amount of another authorized form, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent Global Security shall be surrendered from time to time in accordance with instructions given to the Trustee and the Depository (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel) by the Depository or such other depository as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent Global Security to be exchanged which, unless the Securities of the series are not issuable both as Unregistered Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during the periods specified by Section 305; and provided, further, that no Unregistered Security delivered in exchange for a portion of a permanent Global Security shall be mailed or otherwise delivered to any location in the United States unless the Company has complied with the fourth paragraph of Section 305. Promptly following any such exchange in part, such permanent Global Security shall be returned by the Trustee, to the Depository or such other depository referred to above, in accordance with the instructions of the Company referred to above.

         The Global Security may be transferred to another nominee of the Depository, or to a successor Depository selected by the Company, and upon surrender for registration of transfer of the Global Security to the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, a new Global Security in the same aggregate principal amount. If at any time the Depository notifies the Company that it is unwilling or unable to continue as Depository and a successor Depository satisfactory to the Company is not appointed within 90 days after the Company receives such notice, the Company will execute, and the Trustee will authenticate and deliver, Securities in definitive form to the Depository in exchange for the Global Security. In addition, if at any time the Company determines that it is not in the best interest of the Company or the beneficial owners of Securities to continue to have a Global Security representing all of the Securities held by a Depository, the Company may, at its option, execute, and the Trustee will authenticate and deliver, Securities in definitive form to the Depository in exchange for all or a portion of the Global Security. Promptly after any such exchange of Securities in definitive form for all or a portion of the Global Security pursuant to this paragraph, the Company shall promulgate regulations governing registration of transfers and exchanges of Securities in definitive form, which regulations shall be reasonably satisfactory to the Trustee and shall thereafter bind every Holder of such Securities.

         Section 312. Extension of Interest Payment. The Company shall have the right at any time, so long as the Company is not in default in the payment of interest on the Securities of any series hereunder, to extend interest payment periods on all Securities of one or more series, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities. If the Company ever so extends any such interest payment period, the Company shall promptly notify the Trustee.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 401. Satisfaction and Discharge of Indenture. (a) This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities that are deemed paid and discharged pursuant to Section 403) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption
                           pursuant to Article XI hereof under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                    (iv) are deemed paid and discharged pursuant
                           to Section 403, as applicable,

         and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount of (a) money, or (b) (I) Eligible Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide on or before the Stated Maturity or Redemption Date, as the case may be, money in an amount, or (II) a combination of money or Eligible Obligations as provided in clause (I) above, in each case sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been met.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money or Eligible Obligations have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section or if money or Eligible Obligations shall have been deposited with or received by the Trustee pursuant to Section 403, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                  (b) Upon satisfaction and discharge of this Indenture as provided in this Section 401, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 607, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Eligible Obligations held by the Trustee pursuant to Section 402.

         Section 402. Application of Trust Money. (a) Neither the Eligible Obligations nor the money deposited with the Trustee pursuant to Section 403(e), nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 1003; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default, any cash received from such principal or interest payments on such Eligible Obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, be invested in Eligible Obligations of the type described in Section 403(e)(2)(A) maturing at such times and in such amounts as shall be sufficient to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received by the Trustee, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 607; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held by the Trustee in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 607.

                  (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against Eligible Obligations deposited pursuant to Section 401, 403 or 1007 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

         Section 403. Satisfaction, Discharge and Defeasance of Securities of Any Series. The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series or Tranche, or any portion of the principal amount thereof, on the 91st day after the date of the deposit referred to in subparagraph (e) hereof, and the provisions of this Indenture, as it relates to such Outstanding Securities of such series, shall be satisfied and discharged and shall no longer be in effect (and the Trustee, at the expense of the Company, shall at Company Request execute proper instruments acknowledging the same), except as to:

                  (a) the rights of Holders of Securities of such series to receive, solely from the trust funds described in subparagraph (e) hereof, (i) payment of the principal of (and premium, if any) and each installment of principal of (and premium, if any) or interest, if any, on the Outstanding Securities of such series, or portions thereof, on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (k) hereof and (ii) the benefit of any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                  (b) the obligations of the Company and the Trustee with respect to such Securities of such series under Sections 304, 305, 306, 614, 1002, 1003 and 1203 and, if the Company shall have irrevocably designated a Redemption Date pursuant to subparagraph (k) hereof, Sections 1104 and 1106; and

                  (c) the Company's obligations with respect to the Trustee under Section 607; provided that, the following conditions shall have been satisfied:

                  (d) the Company has deposited or caused to be irrevocably deposited (except as provided in Section 402) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series,
         (i) money in an amount, or (ii) (A) Eligible Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide on or before the due date of any payment referred to in clause (x) or (y) of this subparagraph (e) money in an amount or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on such Securities on the Stated Maturity of such principal or installment of principal or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph (k) hereof and (y) any mandatory sinking fund payments applicable to the

         Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities of such series;

                  (e) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (f) such provision would not cause any Outstanding Securities of such series then listed on the New York Stock Exchange or other securities exchange to be delisted as a result thereof;

                  (g) no Event of Default or event that with notice or lapse of time would become an Event of Default with respect to the Securities of such series has occurred and is continuing on the date of such deposit or during the period ending on the 91st day after such date;

                  (h) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel to the effect that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) there has been a change in law or regulation occurring after the date hereof, to the effect that Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (i) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this Section have been complied with; and

                  (j) if the Company has deposited or caused to be deposited money or Eligible Obligations to pay or discharge the principal of (and premium, if any) and interest on the Outstanding Securities of a series to and including a Redemption Date pursuant to subparagraph (e) hereof, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or Eligible Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.


                                    ARTICLE V

                                    REMEDIES

         Section 501. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of the interest payment period by the Company as contemplated in Section 312 shall not constitute a failure to pay interest for this purpose; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Securities of such series as contemplated by Sections 301 and 901(3).

         Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any series or Tranche of Senior Securities at the time Outstanding occurs and is continuing, then, unless the principal of and interest on such series or Tranche of Senior Securities has already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of such series or Tranche of Senior Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal of and interest on all the Senior Securities of such series or Tranche (or if any of the Senior Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) to be due and payable immediately and upon any such declaration the same shall become immediately due and payable, anything in this Indenture or in the Senior Securities of such series or Tranche contained to the contrary notwithstanding; provided, however, that if an Event of Default has occurred and is continuing with respect to more than one series or Tranche of Senior Securities, the Trustee or the Holders of a majority in aggregate principal amount of the Outstanding Senior Securities (or if any of the Senior Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all such series or Tranches (voting as one class) may make such declaration of acceleration, and not the Holders of the Senior Securities of any one of such series or Tranches.

         If an Event of Default with respect to any series or Tranche of Subordinated Securities at the time Outstanding occurs and is continuing, then, unless the principal of and interest on such series or Tranche of Subordinated Securities has already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of the Subordinated Securities of such series or Tranche then outstanding, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal of and interest on all the Subordinated Securities of such series or Tranche (or if any of the Subordinated Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) to be due and payable immediately and upon any such declaration the same shall become immediately due and payable, anything in this Indenture or in the Subordinated Securities of such series contained to the contrary notwithstanding; provided, however, that if an Event of Default has occurred and is continuing with respect to more than one series or Tranche of Subordinated Securities, the Trustee or the Holders of a majority in aggregate principal amount of the Outstanding Subordinated Securities (or if any of the Subordinated Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all such series or Tranche (voting as one class) may make such declaration of acceleration, and not the Holders of the Subordinated Securities of any one of such series or Tranches.

         In the case of any declaration of acceleration of the Stated Maturity of any Original Issue Discount Securities or Indexed Securities of a series, the

Company shall furnish the Trustee with an Officer's Certificate stating the amount of principal to be paid to a Holder of $1,000 principal amount of such Securities.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of any
                  such series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all amounts due to the Trustee under Section 607;
                  and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. If an Event of Default described in clause (1) or (2) of Section 501 has occurred and is continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities of the series with respect to which such Event of Default has occurred, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee deems most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 607 and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, if the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of Securities or Coupons. All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due to the Trustee under Section 607, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                  THIRD: The balance, if any, to the Company.

         The Trustee may fix a record date (with respect to Registered Securities) and payment date for any such payment to Holders of Securities.

         Section 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series of Senior Securities in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder if such holder is a Holder of Senior Securities or the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series of Subordinated Securities in respect of which an Event of Default has occurred and is continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder if such Holder is a Holder of Subordinated Securities;

                  (3) such Holder or Holders have offered to the Trustee indemnity against the reasonable costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series;

it being understood and intended that (subject to Section 508) no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date, or, in the case of repayment at the option of the Holder, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512. Control by Holders. If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series or Tranche; provided, however, that if an Event of Default has occurred and is continuing with respect to more than one series of Senior Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, an not the Holders of the Senior Securities of any one of such series, and if an Event of Default has occurred and is continuing with respect to more than one series of Subordinated Securities, the Holders of a majority in aggregate principal amount of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Subordinated Securities of any one of such series; provided, further that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences; provided that if any such past default has occurred with respect to more than one series of Senior Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such waiver, and not the Holders of any one of such series; provided further that if any such past default has occurred with respect to more than one series of Subordinated Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such waiver, and not the Holders of any one of such series, in each case except a default

                  (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

                  (2) in respect of a covenant or provision hereof that under
         Section 902 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holder, on or after the Repayment Date).

         Section 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

         Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                  (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) If an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of sub-section (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 704(3) (and, if Unregistered Securities of that series are outstanding, shall cause to be published at least once in an Authorized Newspaper in The City of New York and, if Securities of that series are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         Section 603. Certain Rights of Trustee. Subject to the provisions of
Section 601 and to the applicable provisions of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate or a certificate of an officer or officers delivered pursuant to Section 301 and such Officer's Certificate or certificate of an officer or officers, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; no Depository or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

         Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series or any coupons. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations as to the Company's ability or authority to issue the Unregistered Securities or the lawfulness thereof.

         Section 605. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         Section 606. Money Held in Trust. Money held by the Trustee or by any Paying Agent (other than the Company if the Company shall act as Paying Agent) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be liable for interest on any money received by it hereunder except as expressly provided herein or otherwise agreed with the Company.

         Section 607. Compensation and Reimbursement. The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilful misconduct or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense reasonably incurred without negligence, wilful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities and any coupons upon all property and funds held or collected by the Trustee as such, except property and funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Securities or any coupons.

         Section 608. Disqualification; Conflicting Interests. If the Trustee has or acquires any conflicting interest within the meaning of the Trust Indenture Act with respect to the Securities of any series, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the equally ranked and unsecured Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the equally ranked and unsecured Securities of any other series under this Indenture or any securities issued under the Indenture dated
as of [             ] between the Company and the Trustee [specifically describe other outstanding indentures with the Trustee].

         Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia (or such other Person as may be permitted to act as Trustee by the Commission), authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article, provided that, neither the Company nor any Affiliate of the Company may serve as Trustee of any Securities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 has not been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Company may at any time by a Board Resolution remove the Trustee with respect to the Securities of any or all series.

                  (d) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (e) If at any time:

                           (1) the Trustee fails to comply with Section 608 with respect to the Securities of any series, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                           (2) the Trustee ceases to be eligible under Section 609 and fails to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee becomes incapable of acting or becomes adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (f) If the Trustee resigns, is removed or becomes incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series has been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series entitled to receive reports pursuant to
Section 704(3) and, if any Unregistered Securities are outstanding, by publishing notice of such event once in an Authorized Newspaper in The City of New York and, if any Unregistered Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  (h) All provisions of this Section except subparagraph (d) and
Section 611(b) (except for the last clause, after omitting the words "after deducting all amounts owed to the retiring Trustee pursuant to Section 607," which shall apply) shall apply also to any Paying Agent located outside the United States and its possessions.

         Section 611. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to the Securities of all series, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien provided for in Section 607.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, after deducting all amounts owed to the retiring Trustee pursuant to Section 607, all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         Section 613. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

         Section 614. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents (which may include any Person that owns, directly or indirectly, all of the capital stock of the Trustee or a corporation that is a wholly-owned subsidiary of the Trustee or of such other Person) with respect to one or more series of Securities, or any Tranche thereof, that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. The Trustee shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series or Tranche with respect to which such Authenticating Agent will serve, and which are entitled to receive reports pursuant to Section 704(3) and, if any Unregistered Securities are outstanding, by publishing notice of such event once in an Authorized Newspaper in The City of New York and, if any Unregistered Securities are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign with respect to one or more series of Securities at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent with respect to one or more series of Securities by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent ceases to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that is acceptable to the Company and shall provide notice of such appointment to all Holders of Securities of the series or Tranche with respect to which such Authenticating Agent will serve, as provided in paragraph (a) of this Section. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. An Authenticating Agent appointed pursuant to this Section shall be entitled to rely on Sections 111, 308, 604 and 605 hereunder.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment with respect to the Securities of one or more series, or any Tranche thereof, is made pursuant to this Section, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated pursuant to and issued under the within-mentioned Indenture.

                            [                            ]
                                     As Trustee


                            By
                               -------------------------------------------------
                                As Authenticating Agent on behalf of the Trustee



                            By
                               -------------------------------------------------
                                Authorized Officer of Authenticating Agent

Dated:
         ---------------------------

         If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent (which, if so requested by the Company, may be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 701. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than the 15th day after each Regular Record Date for each series of Registered Securities at the time Outstanding or on June 30 and December 31 of each year with respect to each series of Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, of the names and addresses of the Holders of Registered Securities of such series, including Holders of interests in Global Securities, as of such preceding Regular Record Date or on June 15 or December 15, as the case may be, or, in the case of a series of non-interest bearing Securities, on a date to be determined as contemplated pursuant to Section 301, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar for Registered Securities other than Global Securities.

         Section 702. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                           (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                           (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee elects not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee by the applicants of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, enters an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission finds, after notice and opportunity for hearing, that all the objections so sustained have been met and enters an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender by such applicants; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         Section 703. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the year 2003, the Trustee shall transmit by mail to all Holders of Registered Securities of any series, as their names and addresses appear in the Security Register and to all other Holders who are entitled to receive reports pursuant to Section 704(3), a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                  (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                  (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series or any related coupons, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

                  (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or (6) of Section 311(b) of the Trust Indenture Act;

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                  (b) The Trustee shall transmit by mail to all Holders of Registered Securities of any series, as their names and addresses appear in the Security Register and to all Holders who are entitled to receive reports pursuant to Section 704(3), a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee in writing when any Securities are listed on any stock exchange.

         Section 704. Reports by Company. The Company shall:

                  (1) file with the Trustee, within 45 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders of Registered Securities, as their names and addresses appear in the Security Register, to such Holders of Unregistered Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose and to each Holder whose name and address is then preserved on the Trustee's list pursuant to the first sentence of
         Section 702(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         Section 801. Company May Consolidate, Etc. Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Outstanding Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

         Section 802. Successor Corporation Substituted. Upon any consolidation or merger or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter, in the case of a conveyance, transfer or lease of properties and assets of the Company substantially as an entirety, such conveyance, transfer or lease shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities, or any Tranche thereof (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default with respect to all or any series of Securities Outstanding hereunder; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

                  (5) to change or eliminate any of the provisions of this Indenture, or to add any new provision to this Indenture, in respect of one or more series or Tranches of Securities; provided, however, that any such change, elimination or addition (A) shall neither (i) apply to any Security Outstanding on the date of such indenture supplemental hereto nor (ii) modify the rights of the Holder of any such Security with respect to such provision in effect prior to the date of such indenture supplemental hereto or (B) shall become effective only when no Security of such series or Tranche remains Outstanding; or

                  (6) to secure the Securities pursuant to the requirements of any covenant on liens in respect of such series of Securities or otherwise; or

                  (7) to establish for the issuance of and establish the form or terms and conditions of Securities of any series or Tranche as permitted by Section 301, and to establish the form of any certificates required to be furnished pursuant to the terms of this Indenture or any series of Securities; or

                  (8) to provide for uncertificated Securities in addition to or in place of all, or any series or Tranche of, certificated Securities; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (10) to change any place or places where (a) the principal of or premium, if any, or interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (b) all or any series of Securities, or any Tranche thereof, may be surrendered for registration or transfer, (c) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (d) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served;

                  (11) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, provided such action shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or

                  (12) to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of any Securities of any series or Tranche Outstanding on the date of such indenture supplemental hereto.

         Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter becomes amended and

         (x) if any such amendment requires one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or by operation of law is deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect or evidence such changes or additional provisions; or

         (y) if any such amendment permits one or more changes to, or the elimination of, any provisions hereof that, at the date hereof or at any time thereafter, are required by the Trust Indenture Act to be contained herein (or if it is no longer required by the TIA for the Indenture to contain one or more provisions), this Indenture shall be deemed to have been amended to effect such changes or elimination, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof; or

         (z) if, by reason of any such amendment, it shall be no longer necessary for this Indenture to contain one or more provisions that, at the date of the execution and delivery hereof, are required by the Trust Indenture Act to be contained herein, the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to effect the elimination of such provisions.

         Section 902. Supplemental Indentures With Consent of Holders. (a) Except as set forth in paragraph (c) below, with the consent of the Holders of not less than a majority in aggregate principal amount of the Senior Securities of all series then Outstanding (considered as one class), the Company, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or Tranche or of the Coupons appertaining to such Securities or of modifying in any manner the rights of the Holders of Securities of such series or Tranche under this Indenture; provided, however, that if there are Senior Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Senior Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Senior Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required.

                  (b) Except as set forth in paragraph (c) below, with the consent of the Holders of not less than a majority in aggregate principal amount of the Subordinated Securities of all series then Outstanding (considered as one class), the Company, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities or of modifying in any manner the rights of the Holders of Securities of such series or Tranche under this Indenture; provided, however, that if there are Subordinated Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Subordinated Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Subordinated Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required.

                  (c) No such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (or the amount of any installment of interest thereon) or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section

         502, or change the coin or currency (or other property) in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holders, on or after the Repayment Date), or modify any provisions of this Indenture with respect to the conversion or exchange of the Securities into Securities of another series or into any other debt or equity securities in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, or any Tranche thereof, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9).

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or one or more Tranches thereof, or that modifies the rights of the Holders of Securities of such series or Tranches with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. A waiver by a Holder of such Holder's rights to consent under this Section shall be deemed to be a consent of such Holder.

         Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Any supplemental indenture permitted by this Article may restate this Indenture in its entirety, and, upon the execution and delivery thereof, any such restatement shall supersede this Indenture as theretofore in effect for all purposes.

         Section 905. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 906. Reference in Securities to Supplemental Indentures. Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company so determines, new Securities of any series, or any Tranche thereof, and any appertaining coupons so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche and any appertaining coupons.

         Section 907. Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment or waiver. After an amendment or waiver becomes effective, it shall bind every Holder of each series of Securities affected by such amendment or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.

         After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through (3) of
Section 902(c). In such case, the amendment or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

         Section 908. Modification Without Supplemental Indenture. If the terms of any particular series of Securities have been established in a Board Resolution or an Officer's Certificate as contemplated by Section 301, and not in an indenture supplemental hereto, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental Board Resolution or Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee; provided, however, that such supplemental Board Resolution or Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture that would be required to be satisfied if such additions, changes or elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental Board Resolution or Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Sections 904 and 906.


                                    ARTICLE X

                                    COVENANTS

         Section 1001. Payment of Principal, Premium and Interest. Subject to the following provisions, the Company will pay to the Trustee the amounts, in such coin or currency as is at the time legal tender for the payment of public or private debt, in the manner, at the times and for the purposes set forth herein and in the text of the Securities for each series, and the Company hereby authorizes and directs the Trustee from funds so paid to it to make or cause to be made payment of the principal of and premium, if any, and interest, if any, on the Securities and coupons of each series as set forth herein and in the text of such Securities and coupons. Unless otherwise provided in the Securities of a series, the Trustee will arrange directly with any Paying Agents for the payment, or the Trustee will make payment, from funds furnished by the Company, of the principal of and premium, if any, and interest, if any, on the Securities and coupons of each series by check or draft.

         Unless otherwise provided in the Securities of a series, interest, if any, on Registered Securities of a series shall be paid by check or draft on each Interest Payment Date for such series to the Holder thereof at the close of business on the relevant record dates specified in the Securities of such series. The Company may pay such interest by check or draft mailed to such Holder's address as it appears on the register for Securities of such series. Unless otherwise provided in the Securities of a series, principal of Registered Securities shall be payable by check or draft and only against presentation and surrender of such Registered Securities at the office of the Paying Agent, unless the Company shall have otherwise instructed the Trustee in writing.

         Unless otherwise provided in the Securities of a series, (i) interest, if any, on Unregistered Securities shall be paid by check or draft and only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount (as defined in Section 1273 of the Code), if any, on Unregistered Securities shall be paid by check or draft and only against presentation and surrender of such Securities, in either case at the office of a Paying Agent located outside of the United States and its possessions, unless the Company has otherwise instructed the Trustee in an Officer's Certificate. Unless otherwise provided in the Securities of a series, principal of and premium, if any, of Unregistered Securities shall be paid by check or draft and only against presentation and surrender of such Securities as provided in the Securities of a series. If at the time a payment of principal of and premium, if any, or interest, if any, or original issue discount, if any, on an Unregistered Security or coupon becomes due and the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States and its possessions is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in United States currency, then the Company may instruct the Trustee in an Officer's Certificate to make such payments at the office of a Paying Agent located in the United States. The

Company hereby covenants and agrees that it shall not so instruct the Trustee with respect to payment in the United States if such payment would cause such Unregistered Security to be treated as a "registration-required obligation" under United States law and regulations.

         At the election of the Company, any payments by the Company provided for in this Indenture or in any of the Securities may be made by electronic funds transfer.

         Section 1002. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities, or any Tranche thereof, an office or agency where Registered Securities, or any Tranche thereof, of that series may be surrendered for registration of transfer or exchange and a Place of Payment where (subject to Sections 305 and 307) Securities may be presented for payment or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise specified pursuant to Section 301 with respect to any such series, the Company shall maintain such offices or agencies in connection with each series in the Borough of Manhattan, The City of New York, State of New York. With respect to any series of Securities issued in whole or in part as Unregistered Securities, the Company shall maintain one or more Paying Agents located outside the United States and its possessions and shall maintain such Paying Agents for a period of one year after the principal of such Unregistered Securities has become due and payable. During any period thereafter for which it is necessary in order to conform to United States tax law or regulations, the Company will maintain a Paying Agent outside the United States and its possessions to which the Unregistered Securities or coupons appertaining thereto may be presented for payment and will provide the necessary funds therefor to such Paying Agent upon reasonable notice. The Security Registrar shall keep a register with respect to each series of Securities issued in whole or in part as Registered Securities and to their transfer and exchange. The Company may appoint one or more co-Security Registrars acceptable to the Trustee and one or more additional Paying Agents for each series of Securities, and the Company may terminate the appointment of any co-Security Registrar or Paying Agent at any time upon written notice. The term "Security Registrar" includes any co-Security Registrar. The term "Paying Agent" includes any additional Paying Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. Subject to Section 305, if the Company fails to maintain a Security Registrar or Paying Agent, the Trustee shall act as such. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         In the case of Original Issue Discount Securities of a series, the Company shall, prior to any Redemption Date or any Repayment Date applicable thereto, furnish the Trustee with an Officer's Certificate stating the amount of principal to be paid to a Holder of $1,000 principal amount of such Securities.

         Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at any office of the Company in which event the Company shlal perform all functions to be performed at such office or agency.

         Section 1003. Money for Securities Payments to Be Held in Trust. If the Company at any time acts as its own Paying Agent with respect to any series of Securities, or any Tranche thereof, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums are paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company has one or more Paying Agents for any series of Securities, it will, on or prior to (and if on, then before 11:00 a.m. (New York City time)) each due date of the principal of (and premium, if any) or interest, if any, on such Securities, deposit with a Paying Agent a sum sufficient (in immediately available funds, if payment is made on the due date) to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities, or any Tranche thereof, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums are paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series or Tranche) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of such series or Tranche; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

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

         Any money deposited with the Trustee or any Paying Agent, or received by the Trustee in respect of Eligible Obligations deposited with the Trustee pursuant to Section 401, 403 or 1007, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years (or such shorter period for the return of such moneys to the Company under applicable abandoned property laws) after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 1004. Corporate Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if, in the judgment of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company and the loss thereof is not disadvantageous in any material respect to the Holders of Securities of any series or Tranche in any material respect.

         Section 1005. Defeasance of Certain Obligations. The Company may omit to comply with its obligations under the covenants contained in Sections 1002, 1004 (except with respect to maintaining its corporate existence), 1006, 1008 and Article VIII with respect to any Security or Securities of any series or Tranche or any portion of the principal amount thereof (and in respect of any term, provision or condition set forth in the covenants or restrictions specified for such Securities pursuant to Section 301, in any supplemental indenture, Board Resolution or Officer's Certificate establishing such Security), provided that the following conditions shall have been satisfied:

                  (1) With reference to this Section, the Company has deposited or caused to be irrevocably deposited (except as provided in Section 402) with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities or portions thereof, (i) money in an amount, or (ii) if Securities of such series are not subject to repayment at the option of Holders, (A) Eligible Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this subparagraph (1) money in an amount, or (B) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (x) the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest, if any, on the Outstanding Securities of such series or portions thereof on the Stated Maturity of such principal or installment of principal or premium or interest or to and including the Redemption Date irrevocably designated by the Company pursuant to subparagraph
(7) of this Section and (y) any mandatory sinking fund payments applicable to the Securities of such series or portions thereof on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities or portions thereof;

                  (2) Such deposit shall not, as specified in an Opinion of Counsel, cause the Trustee with respect to the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Securities of such series;

                  (3) Such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (4) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default specified in Section 501(6) or (7) shall have occurred at any time from the date of such deposit to the 91st calendar day thereafter (it being understood that this condition to defeasance may not be satisfied until such 91st calendar day after the date of deposit);

                  (5) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not realize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred;

                  (6) The Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been met; and

                  (7) If the Company has deposited or caused to be deposited money or Eligible Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series or portion thereof to and including a Redemption Date pursuant to subparagraph (1) of this Section, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or Eligible Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 30 nor more than 60 days prior to such Redemption Date in accordance with Section 1104.

         Section 1006. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement, which need not comply with Section 102, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company stating, as to each signer thereof, that

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

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

                  (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

         Section 1007. Waiver of Certain Covenants. (a) The Company may omit in any particular instance to comply with any term, provision or condition set forth in (i) any additional covenants or restrictions specified with respect to the Senior Securities of any series, or any Tranche thereof, as contemplated by
Section 301 if before the time for such compliance the Holders of not less than a majority in aggregate principal amount (or such larger proportion as may be required in respect of waiving a past default of any such additional covenant or restriction) of the Outstanding Securities of all series and Tranches with respect to which such covenant or restriction was so specified, considered as one class, by Act of such Holders, either waives such compliance in such instance or generally waive compliance with such term, provision or condition and (ii) Sections 1002, 1004, 1006 and 1008 and Article VIII if before the time for such compliance the Holders of at least a majority in principal amount of Senior Securities Outstanding under this Indenture by Act of such Holders, either waives such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (i) or (ii) of this paragraph (a), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  (b) The Company may omit in any particular instance to comply with any term, provision or condition set forth in (i) any additional covenants or restrictions specified with respect to the Subordinated Securities of any series, or any Tranche thereof, as contemplated by Section 301 if before the time for such compliance the Holders of not less than a majority in aggregate principal amount (or such larger proportion as may be required in respect of waiving a past default of any such additional covenant or restriction) of the Outstanding Securities of all series and Tranches with respect to which such covenant or restriction was so specified, considered as one class, by Act of such Holders, either waives such compliance in such instance or generally waive compliance with such term, provision or condition and (ii) Sections 1002, 1004, 1006 and 1008 and Article VIII if before the time for such compliance the Holders of at least a majority in principal amount of Subordinated Securities Outstanding under this Indenture by Act of such Holders, either waives such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (i) or (ii) of this paragraph (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         Section 1008. Maintenance of Properties. The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause

(or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if, in the judgment of the Company, such discontinuance (i) is desirable in the conduct of its business and
(ii) will not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         Section 1101. Applicability of Article. Securities of any series, or any Tranche thereof, that are redeemable before their Stated Maturity (or, if the principal of the Securities of any series is payable in installments, the Stated Maturity of the final installment of the principal thereof) shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series or Tranche) in accordance with this Article.

         Section 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer's Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice is satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series or Tranche to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

         Section 1103. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series, or any Tranche thereof, are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series or Tranche not previously called for redemption, by such method as is provided for any particular series, or, in the absence of any such provision, by such method as the Trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or Tranche or any integral multiple thereof) of the principal amount of Securities of such series or Tranche of a denomination larger than the minimum authorized denomination for Securities of that series or Tranche; provided, however, that if, as indicated in an Officer's Certificate, the Company has offered to purchase all or any principal amount of the Securities then Outstanding of any series, or any Tranche thereof, and less than all of such Securities as to which such offer was made have been tendered to the Company for such purchase, the Trustee, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities that have not been so tendered.

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

         The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities that has been or is to be redeemed.

         Section 1104. Notice of Redemption. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         If Unregistered Securities are to be redeemed, notice of redemption shall be published in an Authorized Newspaper in The City of New York and, if such Securities to be redeemed are listed on any stock exchange outside of the United States, in the city in which such stock exchange is located, or in such other city or cities as may be specified in the Securities, once in each of two different calendar weeks, the first publication to be not less than 30 nor more than 90 days before the redemption date.

         All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price, or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time of notice is given,

                  (3) if less than all the Outstanding Securities of any series or Tranche are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed, and the portion of the principal amount of any Security to be redeemed in part and, in the case of any such Security of such series to be redeemed in part, that, on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the remaining unpaid principal amount thereof will be issued as provided in Section 1106,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities and all unmatured coupons are to be surrendered for payment of the Redemption Price and accrued interest, if any,

                  (6) that the redemption is for a sinking fund, if such is the case,

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

                  (7) the CUSIP numbers, if any, assigned to such Securities; provided however, that such notice may state that no representation is made as to the correctness of CUSIP numbers, and the redemption of such Securities shall not be affected by any defect in or omission of such number, and

                  (8) such other matters as the Company shall deem desirable or appropriate.

         Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities are deemed to have been paid in accordance with Section 401, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money has not been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities that had been surrendered for payment upon such redemption.

         Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

         Section 1105. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company defaults in the payment of the Redemption Price and accrued interest, if any) such Securities, or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security or portion thereof together with all unmatured coupons, if any, shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date but in the case of Unregistered Securities installments of interest due on or prior to the Redemption Date will be payable to the bearers of the coupons for such interest by check or draft upon surrender of such coupons; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of
Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

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

         Section 1106. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                   ARTICLE XII

                                  SINKING FUNDS

         Section 1201. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series, or any Tranche thereof, except as otherwise specified as contemplated by
Section 301 for Securities of such series or Tranche.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, or any Tranche thereof, is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, or any Tranche thereof, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of the series or Tranche in respect of which it was made as provided for by the terms of Securities of such series.

         Section 1202. Satisfaction of Sinking Fund Payments With Securities. The Company (1) may deliver Outstanding Securities of a series or Tranche (other than any previously called for redemption) together, in the case of Unregistered Securities, with all unmatured coupons appertaining thereto, in respect of which a mandatory sinking fund payment is to be made and (2) may apply as a credit Securities of such series or Tranche that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 1203. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, or any Tranche thereof, the Company will deliver to the Trustee an Officer's

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

Certificate specifying the amount of the next ensuing sinking fund payment for that series or Tranche pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. If the Company has not delivered such Officer's Certificate and, to the extent applicable, all such Securities, the next succeeding sinking fund payment for such series or Tranche shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105 and 1106.


                                  ARTICLE XIII

                  REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

         Section 1301. Applicability of Article. Securities of any series or Tranche that are repayable before their Stated Maturity at the option of the Holders shall be repayable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

         Section 1302. Notice of Repayment Date. Notice of any Repayment Date with respect to Securities of any series or Tranche thereof shall be given by the Company not less than 45 nor more than 60 days prior to such Repayment Date (or at such other times as may be specified for such repayment or repurchase pursuant to Section 301 of this Indenture) to each Holder of Securities of such series in accordance with Section 106.

         The notice as to the Repayment Date shall state (unless otherwise specified for such repayment or repurchase pursuant to Section 301 of this Indenture):

                  (1) the Repayment Date, which date shall be no earlier than 30 days and no later than 60 days from the date on which such notice is mailed;

                  (2) the principal amount of the Securities required to be repaid or repurchased and the Repayment Price (or the formula pursuant to which the Repayment Price is to be determined if the Repayment Price cannot be determined at the time the notice is given);

                  (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price, and accrued interest, if any, and the date by which Securities must be so surrendered in order to be repaid or repurchased;

                  (4) that any Security not tendered or accepted for payment shall continue to accrue interest;

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

                  (5) that, unless the Company defaults in making such payment or the Paying Agent is prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture, Securities accepted for payment pursuant to any such offer of repayment or repurchase shall cease to accrue interest after the Repayment Date;

                  (6) that Holders electing to have a Security repaid or purchased pursuant to such offer may elect to have all or any portion of such Security purchased;

                  (7) that Holders electing to have a Security repaid or repurchased pursuant to any such offer shall be required to surrender the Security, with such customary documents of surrender and transfer as the Company may reasonably request, duly completed, or transfer by book-entry transfer, to the Company or the Paying Agent at the address specified in the notice at least two Business Days prior to the Repayment Date;

                  (8) that Holders shall be entitled to withdraw their election if the Company or the Paying Agent, as the case may be, receives, not later than the expiration of the offer to repay or repurchase, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Security purchased;

                  (9) that, in the case of a repayment or repurchase of less than all Outstanding Securities of a series or Tranche thereof, the method of selection of Securities to be repaid or repurchased to be applied by the Trustee if the principal amount of properly tendered Securities exceeds the principal amount of the Securities to be repaid or repurchased;

                  (10) that Holders whose Securities are purchased only in part shall be issued new Securities of the same series or Tranche thereof equal in principal amount to the unpurchased portion of the Securities surrendered (or transferred by book-entry transfer); and

                  (11) the CUSIP or other identification number, if any, printed on the Securities being repurchased and that no representation is made as to the correctness or accuracy of the CUSIP or other identification number, if any, listed in such notice or printed on the Securities.

         Section 1303. Securities Payable on Repayment Date. The form of option to elect repurchase or repayment having been delivered as specified in the form of Security for such series, the Securities of such series or Tranche so to be repaid (after application of the method of selection described pursuant to clause (9) of Section 1302, if the principal amount of properly tendered Secruities exceeds the principal amount of the Securities to be repaid or repurchased) shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto and from and after such date (unless the Company defaults in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price together with accrued interest, if any, to the Repayment Date; provided, however, that if a Security is repaid or repurchased on or after a Record Date but on or prior to the Stated Maturity of any installments of interest, then any accrued and unpaid interest due on such Stated Maturity shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security is not paid upon surrender thereof for repayment, the principal (and premium, if any) shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

         Section 1304. Securities Repaid in Part. Any Security that by its terms may be repaid in part at the option of the Holder and that is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, as provided in Section 305, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered.


--------------------------------------------------------------------------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date first above written.

                                 HEADWATERS INCORPORATED

[CORPORATE SEAL]

                                 By
                                   ---------------------------------------------

                                 Senior Vice President, Chief Financial Officer

Attest:



--------------------------
Secretary

                                 [                       ]



                                 By
                                   ---------------------------------------------
                                          Vice President

STATE OF UTAH                                 )
                                              )  ss:
CITY OF DRAPER AND COUNTY OF [               ])

         On the day of [              ] 2002, before me personally came _______,
to me known, who, being by me duly sworn, did depose and say that he is Secretary of HEADWATERS INCORPORATED, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instruments is such corporate seal; that it was so affixed by authority of the By-Laws of said corporation, and that he signed his name thereto by authority of the Board of Directors of said corporation.

                             Headwaters Incorporated
         Reconciliation and tie between Trust Indenture Act of 1939 and
                  Indenture, dated as of _______________, 2002


Trust Indenture                                               Indenture Sections
Act Section

ss.310(a)(1)  .................................................   609
       (a)(2)  ................................................   609
       (a)(3)  ................................................   Not Applicable
       (a)(4)  ................................................   Not Applicable
       (a)(5)  ................................................   609
       (b) ....................................................   608
                                                                  610
ss.311(a)  ....................................................   613(a)
       (b) ....................................................   613(b)
       (b)(2)  ................................................   703(a)(2)
                                                                  703(b)
ss.312(a)  ....................................................   701
                                                                  702(a)
       (b).....................................................   702(b)
       (c).....................................................   702(c)
ss.313(a)......................................................   703(a)
       (b).....................................................   703(b)
       (c).....................................................   703(a), 703(b)
       (d).....................................................   703(c)
ss.314(a)......................................................   704
       (b).....................................................   Not Applicable
       (c)(1)..................................................   102
       (c)(2)..................................................   102
       (c)(3)..................................................   Not Applicable
       (d).....................................................   Not Applicable
       (e).....................................................   102
ss.315(a) .....................................................   601(a)
       (b).....................................................   602
                                                                  703(a)(7)
       (c).....................................................   601(b)
       (d).....................................................   601(c)
       (d)(l)..................................................   601(a)(1)
       (d)(2)..................................................   601(c)(2)
       (d)(3)..................................................   601(c)(3)
       (e).....................................................   514
ss.316(a)......................................................   101
       (a)(1)(A)...............................................   502
                                                                  512
       (a)(1)(B)...............................................   513
       (a)(2)..................................................   Not Applicable
       (b).....................................................   508
       (c).....................................................   104(g)
ss.317(a)(l)...................................................   503
       (a)(2)..................................................   504
       (b).....................................................   1003
ss.318(a) .....................................................   107

-----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.